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                 Supplement to Prospectus dated May 1, 2001 for
             Flexible Premium Variable Life Insurance Policies and
   Modified Single Premium Variable Life Insurance Policies (the "policies")
                    Issued by Pacific Life Insurance Company

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The Equity Income      Effective January 1, 2002, the Equity Income variable
variable investment    investment option will change its name to the Large-Cap
option will change     Core variable investment option.
its name
                       This new name will reflect a change in name of the underlying Equity Income portfolio managed by J.P.
                       Morgan Investment Management Inc. Throughout the prospectus or supplement thereof, any reference to the Equity Income portfolio, variable account or variable investment option will change to refer to the Large-Cap
                       Core portfolio, variable account or variable investment option.

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An overview of the     The following is added under Fees and expenses paid by
policy is revised      the Pacific Select Fund:

                       Effective January 1, 2002, the advisory fee for the I-Net Tollkeeper Portfolio will be reduced from the annual rate of 1.50% of average daily net assets to 1.40%.

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How premiums work      The following section is added:
is revised
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Paying your premium    Premium payments must be made in a form acceptable to
                       us before we can process it. You may pay your premium:
Until November 1,
2001, we will           .  by personal check, drawn on a U.S. bank
continue to accept      .  by cashier's check, money order, and traveler's
premium payments           checks in single denominations of $10,000 or more if
made by cashier's          they originate in a U.S. bank
check, money order,     .  by third party check, when there is a clear
and traveler's             connection of the third party to the underlying
checks in single           transaction
denominations under     .  wire transfers that originate in U.S. banks.
$10,000. If you pay
by any of these        We may not accept premium payments in the following
methods, we will       forms:
not apply your
premium until we        .  cash
have received the       .  credit card or check drawn against a credit card
following                  account
information on the      .  cashier's check, money order or traveler's checks in
payor:                     single denominations of less than $10,000
                        .  cashier's checks, money orders, traveler's checks or
 .  social security         personal checks drawn on non-U.S. banks, even if the
   number                  payment may be effected through a U.S. bank
 .  driver's license     .  third party check, if there is not a clear
   number                  connection of the third party to the underlying
 .  home address            transaction
 .  occupation           .  wires that originate from foreign bank accounts.
 .  date of birth

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The portfolio          Effective December 1, 2001, Putnam Investment
manager for the        Management, Inc. will be the portfolio manager of the
Aggressive Equity      Aggressive Equity portfolio and the Equity portfolio.
portfolio and the
Equity portfolio
will change

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Withdrawals,           The following section is added to Surrendering your
surrenders and         policy after How we calculate the surrender charge:
loans is revised

Supplement dated October 11, 2001
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Policy restoration     You may request to restore a policy you surrender if
                       the person insured by the policy is still living. Here's how it works:

                        . We must receive your request to restore the policy
                          along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.
                        . If we assessed a surrender charge when you
                          surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.
                        . The surrender proceeds and any refunded surrender
                          charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.
                        . On the date we process your restoration request, we
                          will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.
                        . If you had an outstanding loan amount when you
                          surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.
                        . Once we have restored the policy, we will send you a
                          written confirmation.

                       We will not restore a policy that has been surrendered for an income benefit.

Form No. 15-23735-01
For Policies:

88-52
93-55
97-50
97-50J